UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 23, 2008
Date of Report (Date of earliest event reported)
GOODRICH PETROLEUM CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-12719 (Commission File Number)	76-0466193 (IRS Employer Identification Number)
808 Travis Street, Suite 1320
Houston, Texas 77002
(Address of principal executive offices)
(713) 780-9494
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     Purchase and Sale Agreement
     On May 23, 2008, Goodrich Petroleum Corporation (the “Company”) entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with Caddo Resources LP, a Delaware limited partnership (“Caddo”). The Purchase Agreement provided for the acquisition by the Company of certain oil and natural gas properties, rights and related assets from Caddo. The transaction closed on May 28, 2008.
     The aggregate purchase price of the acquisition was approximately $32 million, subject to customary closing and post-closing adjustments, and consisted of 908,098 newly issued shares of common stock of the Company (the “Common Stock”). The private placement of the Common Stock was made in reliance upon exemption from the registration requirements of the Securities Act of 1933 pursuant to Section 4(2) thereof.
     The foregoing summary of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this report and incorporated herein by reference.
     The Company issued a press release on May 29, 2008 to announce the closing of the transaction. A copy of the press release is attached as Exhibit 99.1 to this report.
     Registration Rights Agreement
     In connection with the issuance of the Common Stock pursuant to the Purchase Agreement, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) dated May 23, 2008 with Caddo. Pursuant to the Registration Rights Agreement, the Company is required to file a shelf registration statement to register the Common Stock and use its commercially reasonable efforts to cause the registration statement to become effective within 23 days of the closing date. These registration rights are transferable to affiliates of Caddo and, in certain circumstances, to third parties.
     The foregoing summary of the Registration Rights Agreement is not complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 4.1 to this report and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.
     The description of the Purchase Agreement set forth above under Item 1.01 is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.
     The information set forth above under Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description
2.1†	Purchase and Sale Agreement, between Caddo Resources LP and Goodrich Petroleum Corporation, dated as of May 23, 2008.

4.1	Registration Rights Agreement, between Caddo Resources LP and Goodrich Petroleum Corporation, dated as of May 23, 2008.

99.1	Press Release dated May 29, 2008.

†	Pursuant to the rules of the Commission, the schedules and similar attachments to the Agreement have not been filed herewith. The registrant agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH PETROLEUM CORPORATION (Registrant)
/s/ David R. Looney
David R. Looney
Executive Vice President & Chief Financial Officer

Dated: May 29, 2008

EXHIBIT INDEX

Exhibit No.	Description
2.1†	Purchase and Sale Agreement, between Caddo Resources LP and Goodrich Petroleum Corporation, dated as of May 23, 2008.

4.1	Registration Rights Agreement, between Caddo Resources LP and Goodrich Petroleum Corporation, dated as of May 23, 2008.

99.1	Press Release dated May 29, 2008

†	Pursuant to the rules of the Commission, the schedules and similar attachments to the Agreement have not been filed herewith. The registrant agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.